UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2018

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Paper Company (the “Company”) held its annual meeting of shareowners on May 7, 2018.

(b) Of the 414,093,576 shares outstanding on the record date and entitled to vote at the meeting, 377,338,031 shares were present at the meeting in person or by proxy, constituting a quorum of 91.12 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 12 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2019 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	310,111,762	9,510,519	647,409	57,068,341
William J. Burns	309,953,564	9,716,525	599,601	57,068,341
Christopher M. Connor	312,472,804	7,198,830	598,056	57,068,341
Ahmet C. Dorduncu	303,167,362	16,504,722	597,606	57,068,341
Ilene S. Gordon	309,425,047	10,276,577	568,066	57,068,341
Jacqueline C. Hinman	312,702,430	6,902,280	664,980	57,068,341
Jay L. Johnson	309,234,305	10,418,300	617,085	57,068,341
Clinton A. Lewis, Jr.	311,133,456	8,439,048	697,186	57,068,341
Kathryn D. Sullivan	301,017,373	18,661,005	591,312	57,068,341
Mark S. Sutton	306,605,001	12,449,342	1,215,347	57,068,341
J. Steven Whisler	310,522,307	9,152,640	594,743	57,068,341
Ray G. Young	311,814,095	7,867,810	587,785	57,068,341

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2018

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 by the following count:

For	Against	Abstain	Broker Non-Votes
371,139,199	5,326,655	872,177	—

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
301,866,228	16,729,064	1,674,398	57,068,341

Item 4 – Shareowner Proposal Concerning Special Shareowner Meetings

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning special shareowner meetings by the following count:

For	Against	Abstain	Broker Non-Votes
143,482,918	175,118,045	1,668,727	57,068,341

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 7, 2018	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel and Corporate Secretary

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